SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  LENED, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement No.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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

                                   LENED, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD

                                DECEMBER 18, 1998


TO ALL STOCKHOLDERS:

         YOU ARE HEREBY NOTIFIED THAT THE 1998 ANNUAL MEETING OF THE STOCKHOLDERS OF LENED, INC. (THE "COMPANY") WILL BE HELD AT THE OFFICES OF HARRIET HARKAVY, ESQ., SUITE 2310, 317 MADISON AVENUE, NEW YORK, NEW YORK ON DECEMBER 18, 1998 AT 10:00 A.M., FOR THE FOLLOWING PURPOSES:

1. To elect four (4) Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualify.

2. To consider and act upon the selection of the firm of Salvatore Ceravolo, C.P.A. as independent auditors of the Company.

3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on November 4, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Accordingly, only stockholders of record on such date will be entitled to vote at the meeting.

         Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy sheet to assure representation of your shares and a quorum of the meeting. You may revoke your proxy at any time before it is voted, by written notice to the Company before the meeting or by attending the meeting and voting.


                                        By Order of the Board of Directors


                                        Joseph Flusfeder
                                        Secretary


Dated:  November 4, 1998

                                   MANAGEMENT

                                PROXY STATEMENT

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                 OF LENED, INC.

                          TO BE HELD DECEMBER 18, 1998


         This statement is furnished in connection with the solicitation by LENED, INC. (the "Company") of proxies to be voted at the 1998 Annual Meeting of Stockholders, to be held on December 18, 1998 at 10:00 a.m. at the offices of Harriet Harkavy, Esq., 317 Madison Avenue, New York, New York, or at any adjournment thereof. The Company's principal office is at 16 Schoolhouse Lane, Morristown, New Jersey 07960.

         The approximate date of the mailing of this Proxy Statement is November 20, 1998. A stockholder who submits a proxy on the accompanying form has the power to revoke it by written notice of revocation received by the Company at any time before it is voted. All properly executed proxies will be voted as specified in the proxy. Unless authority to vote is withheld or a contrary choice is specified, proxies will be voted in favor of the proposals. Although a stockholder may have given a proxy, such stockholder may neverthe less attend the meeting, revoke his proxy and vote in person.

         Stockholders of record at the close of business on November 4, 1998 will be entitled to receive notice of and vote at the meeting. Each share of stock is entitled to one vote.

         A copy of the financial statement of the Company as at September 30, 1998 is enclosed.

                               VOTING SECURITIES

         The Company had 200 shares of Class A Common Stock and 18,758 shares of Class B Common Stock outstanding and entitled to vote as of the record date, November 4, 1998. Holders of Common Stock are entitled to one vote per share on all matters to be brought before the meeting.

                               SECURITY OWNERSHIP

         Set forth below is the number of shares of each class of the Company's Common Stock and the percentage of total outstanding shares beneficially owned by each Director of the Company, all Directors and Officers as a group and all persons beneficially owning 5% or more of the Company's Common Stock as of November 4, 1998.

                                       Class A   % of    Class B    % of
        Name                           Shares    Class   Shares     Class
        ----                           -------   -----   --------   -----

Leonard Palmer                           100      50%     8,908(1)  47.5%
Joseph Flusfeder                         100      50%     8,909(2)  47.5%
Mark M. Byron                             -                  -
Stephen M. Siegel                         -                   1

All Directors and
Officers as a Group                      200     100%    17,818     95.0%

(1) Includes 1490 shares owned by Paula Palmer, wife of Leonard Palmer, but does not include the 416 shares owned by the two children of Mr. Palmer. Mr. Palmer disclaims beneficial ownership of the shares owned by his wife and his two children.

(2) Includes 1491 shares owned by Lila Flusfeder, wife of Joseph Flusfeder, but does not include the 416 shares owned by the two children of Mr. Flusfeder. Mr. Flusfeder disclaims beneficial ownership of the shares owned by his wife and his two children.

Proposal 1.  ELECTION OF DIRECTORS.
-----------  ----------------------

         It is proposed that a Board of four (4) Directors be elected, each Director to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. It is the intention of the person named in the accompany ing form of proxy to vote such proxy for the election of the persons listed below unless stockholders specifically indicate in their proxies their desire to withhold authority to vote for elections to office. The Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees. Each nominee who is deemed an "interested person" of the Company, as defined in the Investment Company Act of 1940 (the "Act"), is indicated by an asterisk. Mr. Flusfeder and Mr. Palmer are deemed "interested persons" of the Company because each is an officer of Lened, Inc. Each person listed below has consented to being named in the proxy and has indicated a willingness to serve as a Director if elected.

                                                 Shares of Common
                                                   Stock of the
                                       Director     Company on
      Name           Occupation   Age   Since    November 4, 1998
      ----           ----------   ---  --------  ----------------

Leonard               President    80   1/03/57  100 shares of Class A
 Palmer  *            of Lened,                  7,418 shares of Class B
                      Inc.

Joseph                Secretary    76   1/03/57  100 shares of Class A
 Flusfeder *          and                        7,418 shares of Class B
                      Treasurer
                      of Lened,
                      Inc.

Mark M.               President    68  11/30/83          0
 Byron                of New
                      Jersey Life
                      and Casualty
                      Associates

Stephen M.            President    73  11/30/83  1 share of Class B
 Siegel               of Town
                      Engineering
                      Corp.

         The Company's Board of Directors has no standing audit, nominating or compensation committee or any committee performing similar functions.

                 Remuneration of Directors, Officers and Others
                 ----------------------------------------------

         The Officers and Directors receive no compensation from their services.

Proposal 2.  RATIFICATION OR REJECTION OR SELECTION OF
-----------  INDEPENDENT AUDITORS
             -----------------------------------------

         The Investment Company Act of 1940 requires that the Company's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Company; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Company, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Board of Directors of the Company, including those Directors who are not "interested persons" of the Company, approved the selection of the firm of Salvatore Ceravolo, CPA for the present fiscal year by Unanimous Written Consent dated

November 4, 1998. Accordingly, the selection by the Company's Board of Directors of the firm of Salvatore Ceravolo, CPA as independent auditors for the present fiscal year ending September 30, 1999 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither the firm of Salvatore Ceravolo, CPA nor any partners thereof has a direct, or material indirect, financial interest in the Company or affiliates of the Company.

         The Board of Directors believes that the employment of the services of Salvatore Ceravolo, CPA for the current fiscal year would be in the best interests of the Company.

         The Board of Directors, Including All "Non-Interested Directors", Recommends That Stockholders Vote "For" Ratification of the Selection of the Firm of Salvatore Ceravolo, CPA as Independent Auditors of the Company.

                                 OTHER MATTERS
                                 -------------

         The Board of Directors is not aware of any other matters which may come before the meeting. However, should any such matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

         The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Company may pay persons holding shares of the Company in their names or those of their nominees for their expenses in sending soliciting material to their principals.

         Proposals of stockholders intended to be presented at the next Annual Meeting of the Company must be received by the Company for inclusion in the Company's proxy statement relating to that meeting at the principal executive offices of the Company at 16 Schoolhouse Lane, Morristown, New Jersey 07960 not later than November 1, 1998.


                   NOTICE TO BANKS, BROKER/DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES
                   ------------------------------------------

         Please advise the Company, at 16 Schoolhouse Lane, Morristown, New Jersey, whether other persons are the beneficial owners of the shares for which proxies are being solicited from you and, if so, the number of copies of the proxy statement, other soliciting material and Annual Reports you wish to receive in order to supply copies to the beneficial owners of shares.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY SHEET IN THE ENCLOSED STAMPED ENVELOPE.


DATED: NOVEMBER 4, 1998

                                  LENED, INC.

                                     PROXY

                      1998 ANNUAL MEETING OF STOCKHOLDERS

         [THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS]


         The undersigned stockholder of LENED, INC. hereby appoints Harriet Harkavy and Sidney Friedman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Common Stock of LENED, INC. standing in the name of the undersigned at the close of business on November 4, 1998, at the 1998 Annual Meeting of Stockholders of the Company, to be held at the offices of Harriet Harkavy, Esq., Suite 2310, 317 Madison Avenue, New York, New York at 10:00 a.m. on December 18, 1998, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, on the following matters:

         1) FOR [ ] WITHHOLD VOTE [ ] the election of all the following nominees for the Board of Directors to serve until the next Annual Meeting of Stockholders and until each successor is duly elected and qualified:

                  Leonard Palmer                  Joseph Flusfeder

                  Stephen M. Siegel               Mark M. Byron

                  To withhold authority to vote for any individual nominee, strike a line through the nominee's name. Unless authority to vote for all the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for every nominee whose name is not struck;

         2) FOR [ ] AGAINST [ ] WITHHOLD VOTE [ ] the selection of Salvatore Ceravolo, CPA as independent public auditors of the Company for the fiscal year 1998-99; and

         3) In their discretion, on any other matters which may properly come before the meeting or any adjournment thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE PROPOSED DIRECTORS AND FOR ITEM 2.


         The undersigned hereby acknowledges receipt of the Annual Report to Stockholders, Proxy Statement, and Notice of Annual Meeting dated November 4, 1998.


                                          Date                      , 1998
                                               ---------------------

                                          --------------------------------

                                          --------------------------------

                                          (Please sign exactly as your name
                                          appears on the stock certificate. If
                                          stock is registered in more than one
                                          name, each holder should sign. When
                                          signing as an administrator, executor,
                                          guardian or trustee, please add your
                                          title as such. If executed by a
                                          corporation or part nership, the Proxy
                                          should be signed in full corporate or
                                          partnership name by a duly authorized
                                          officer or partner as applicable.)

                                       2